Pacer Emerging Markets Cash Cows 100 ETF
Schedule of Investments
July 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 86.2%
Brazil - 6.5%
Embraer SA (a) - ADR	4,270	$38,942
JBS SA	27,925	172,275
Marfrig Global Foods SA	39,904	101,648
Telefonica Brasil SA - ADR	13,913	120,765
TIM SA/Brazil - ADR	4,501	54,552
Transmissora Alianca de Energia Eletrica SA	2,567	20,123
Vale SA - ADR	13,051	175,666
		683,971
Cayman Islands - 5.1%
Alibaba Group Holding Ltd. (a) - ADR	2,547	227,625
Seazen Group Ltd. (a)	562,155	192,639
Sino Biopharmaceutical Ltd.	195,637	113,147
		533,411
Chile - 2.5%
CAP SA	6,131	56,108
Cencosud SA	55,780	76,201
Falabella SA	58,745	131,037
		263,346
China - 19.9%
Aluminum Corp of China Ltd. - Class H	520,220	188,872
Anhui Conch Cement Co. Ltd. - Class H	53,484	211,554
China Coal Energy Co Ltd. - Class H	253,377	196,894
China Feihe Ltd. (b)	62,658	55,076
China Hongqiao Group Ltd.	189,542	197,030
China Medical System Holdings Ltd.	23,485	37,397
China Shenhua Energy Co. Ltd. - Class H	70,196	198,072
China Tower Corp Ltd. (b) - Class H	1,960,845	252,290
COSCO SHIPPING Holdings Co. Ltd. - Class H	131,668	196,917
CRRC Corp Ltd. - Class H	590,531	219,665
Hengan International Group Co. Ltd.	11,687	56,500
Kingsoft Corp. Ltd.	8,380	28,023
Maanshan Iron & Steel Co. Ltd. - Class H	297,291	79,531
Sinotruk Hong Kong Ltd.	47,775	56,296
Topsports International Holdings Ltd. (b)	85,048	70,856
TravelSky Technology Ltd. - Class H	20,355	33,761
		2,078,734
Czech Republic - 1.9%
CEZ AS	4,463	202,544

Greece - 1.1%
Hellenic Telecommunications Organization SA	3,845	66,098
OPAP SA	3,172	43,896
		109,994
Hong Kong - 0.3%
Shougang Fushan Resources Group Ltd.	80,524	28,620

Hungary - 1.2%
MOL Hungarian Oil & Gas PLC	13,565	99,627
Richter Gedeon Nyrt	1,357	27,694
		127,321
Indonesia - 6.6%
Adaro Energy Tbk PT	467,000	102,326
Astra International Tbk PT	382,678	163,185
Bukit Asam Tbk PT	217,988	63,196
Perusahaan Gas Negara Tbk PT	380,122	43,054
Telkom Indonesia Persero Tbk PT - ADR	7,143	203,576
United Tractors Tbk PT	53,495	116,493
		691,830
Malaysia - 0.1%
Supermax Corp Bhd	0	0
Top Glove Corp Bhd	68,097	14,766
		14,766
Mexico - 2.6%
Arca Continental SAB de CV	13,764	95,154
Fomento Economico Mexicano SAB de CV - ADR	2,779	172,242
		267,396
Russia - 0.0% (c )(e)
Alrosa PJSC	91,900	–
Inter RAO UES PJSC	1,901,988	–
LUKOIL PJSC - ADR	2,652	–
Magnit PJSC - GDR	1,640	–
Magnitogorsk Iron & Steel Works PJSC - GDR	106,418	–
Magnit PJSC	1,594	–
Magnitogorsk Iron & Steel Works PJSC	2,458	–
Severstal PAO - GDR	2,129	–
Surgutneftegas PJSC - ADR	6,459	–
Severstal PAO	9,320	–
Surgutneftegas PJSC	412,871	–
Tatneft PJSC (a)	3,600	–
		–
South Africa - 12.2%
African Rainbow Minerals Ltd.	4,700	66,119
Anglo American Platinum Ltd.	2,267	173,386
Exxaro Resources Ltd.	6,713	81,546
Impala Platinum Holdings Ltd.	14,874	165,162
Kumba Iron Ore Ltd.	6,143	182,054
MTN Group Ltd.	18,217	152,455
Mr Price Group Ltd.	1,436	15,564
MultiChoice Group	5,885	42,144
Royal Bafokeng Platinum Ltd.	4,174	37,671
Sibanye Stillwater Ltd. - ADR (d)	17,902	177,946
The Bidvest Group Ltd.	2,576	33,135
The Foschini Group Ltd.	3,818	27,875
Vodacom Group Ltd.	11,982	99,439
Woolworths Holdings Ltd.	8,197	26,075
		1,280,571
Taiwan - 16.9%
AU Optronics Corp.	389,233	173,550
Catcher Technology Co. Ltd.	6,654	37,891
China Airlines Ltd.	121,417	91,648
Eva Airways Corp. (a)	68,552	77,616
Evergreen Marine Corp Taiwan Ltd.	47,802	152,470
Far EasTone Telecommunications Co. Ltd.	27,830	70,177
Innolux Corp.	380,436	130,874
Largan Precision Co. Ltd.	696	48,583
Nanya Technology Corp.	49,786	86,965
Novatek Microelectronics Corp.	10,166	89,977
Pegatron Corp.	37,274	77,434
President Chain Store Corp.	8,473	80,086
Realtek Semiconductor Corp.	4,527	51,710
Sino-American Silicon Products, Inc.	15,690	74,674
United Microelectronics Corp. - ADR (d)	18,859	128,618
Wan Hai Lines Ltd.	50,147	179,210
Winbond Electronics Corp.	64,280	49,700
Yang Ming Marine Transport Corp.	54,822	164,058
		1,765,241
Thailand - 3.4%
Advanced Info Service PCL	22,189	121,163
Electricity Generating PCL	5,748	28,888
IRPC PCL	497,963	44,101
PTT Exploration & Production PCL	37,070	163,648
		357,800
Turkey - 3.9%
BIM Birlesik Magazalar AS	4,844	24,901
Enka Insaat ve Sanayi AS	0	0
Ford Otomotiv Sanayi AS	3,757	63,496
KOC Holding AS	94,612	194,330
Tofas Turk Otomobil Fabrikasi AS	3,657	15,063
Turk Telekomunikasyon AS	58,712	29,624
Turkcell Iletisim Hizmetleri AS	83,138	78,514
		405,928
United Arab Emirates - 1.9%
Abu Dhabi National Oil Co for Distribution PJSC	68,124	79,380
ADNOC Drilling Co PJSC	106,652	103,949
Dana Gas PJSC	58,334	15,881
		199,210
TOTAL COMMON STOCKS (Cost $11,639,110)		9,010,683

PREFERRED STOCKS - 9.2%
Brazil - 9.2%
Bradespar SA	9,480	41,188
Braskem SA - ADR	9,840	140,122
Centrais Eletricas Brasileiras SA - Class B	11,314	103,516
Cia Energetica de Minas Gerais - ADR	24,748	54,941
Cia Paranaense de Energia - ADR (d)	7,947	52,291
Gerdau SA - ADR	25,935	122,413
Metalurgica Gerdau SA	58,875	115,950
Petroleo Brasileiro SA - Class P - ADR	19,440	255,247
Unipar Carbocloro SA	1,806	29,369
Usinas Siderurgicas de Minas Gerais SA Usiminas - Class A	26,373	43,988
		959,025
TOTAL PREFERRED STOCKS (Cost $943,654)		959,025

MUTUAL FUNDS - 0.3%
Digital Telecommunications Infrastructure Fund	90,951	33,356
TOTAL MUTUAL FUNDS (Cost $34,749)		33,356

	Principal Amount
SHORT-TERM INVESTMENTS- 1.3%
Money Market Deposit Accounts - 1.3%
U.S. Bank Money Market Deposit Account 1.600% (f)	$131,741	131,741
TOTAL SHORT-TERM INVESTMENTS (Cost $131,741)		131,741

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.0%
Mount Vernon Liquid Assets Porfolio, LLC, 2.02% (f)	208,549	208,549
TOTAL INVESTMENTS PURCAHSED WITH PROCEEDS FROM SECURITIES LENDING (Cost $208,549)		208,549

Total Investments (Cost $12,957,803) - 99.0%		10,343,354
Other Assets in Excess of Liabilities - 1.0%		105,162
TOTAL NET ASSETS - 100.0%		$10,448,516

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of those securities total $378,222 or 3.6% of net assets.

(c)	Value determined using significant unobservable inputs.
(d)	All or a portion of this security is on loan as of July 31, 2022. The total value of securities on loan is $206,250 or 2.0% of net assets.
(e)	Less than 0.05%.
(f)	The rate shown is as of July 31, 2022.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 9,010,683	$ -	$0	$ -	$ 9,010,683
Preferred Stock	959,025	-	-	-	$ 959,025
Short-Term Investments	131,741	-	-	-	131,741
Mutual Funds	33,356	-	-	-	33,356
Investments Purchased with Proceeds from Securities Lending		-	-	208,549	208,549
Total Investments in Securities	$ 10,134,805	$ -	$0	$ 208,549	$ 10,343,354
^ See the Schedules of Investments for break out by country.

For the period ended July 31, 2022, the Fund did not recognize any transfers to or from Level 3. The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ECOW	Balance as of 4/30/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 7/31/2022
Common Stocks	$0	$-	$-	$-	$-	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ECOW	Fair Value as of 4/30/2022	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	$0.00

* Table presents information for twelve securities, which due to the Russian foreign exchange restrictions are not actively trading.